UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 12, 2021 (July 1, 2021)

Sharecare, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39535	85-1365053
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

255 East Paces Ferry Road NE, Suite 700

Atlanta, Georgia 30305

(Address of principal executive offices, including Zip Code)

(404) 671-4000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SHCR	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock, each at an exercise price of $11.50 per share	SHCRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K of Sharecare, Inc., a Delaware corporation (the “Company”), filed on July 8, 2021 (the “Original Report”), in which the Company reported, among other events, the completion of the Business Combination (as defined in the Original Report).

This Amendment No. 1 is being filed in order to (i) include (x) the unaudited consolidated financial statements of Sharecare, Inc., a Delaware corporation (“Legacy Sharecare”), as of June 30, 2021 and for the six months ended June 30, 2021 and 2020, (y) the Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy Sharecare for the six months ended June 30, 2021 and 2020 and (z) the unaudited pro forma condensed combined financial information as of and for the six months ended June 30, 2021; and (ii) amends the unaudited pro forma condensed combined financial information for the year ended December 31, 2020 provided under Item 9.01(b) of the Original Report. In connection with the completion of the Business Combination on July 1, 2021, Legacy Sharecare became a wholly-owned subsidiary of the Company and changed its name to Sharecare Operating Company, Inc.

This Amendment No. 1 is also being filed to report certain updated information with respect to compensation arrangements with the Company’s named executive officers. Such information is set forth in Item 5.02 of this Amendment No. 1 and updates and supplements Item 5.02 of the Original Report.

This Amendment No. 1 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company or its subsidiaries, including Legacy Sharecare, subsequent to the filing date of the Original Report, except as described above. The information previously reported in or filed with the Original Report is hereby incorporated by reference to this Amendment No. 1.

Item 2.02.	Results of Operations and Financial Condition.

The information set forth under Item 9.01 of this Amendment No. 1 is incorporated herein by reference.

The information in this Item 2.02 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Employment Agreements with Named Executive Officers

On August 12, 2021, the Company and Legacy Sharecare (together with the Company, the “Company Group”) entered into employment agreements (each, an “Employment Agreement”), effective as of August 13, 2021 (the “Effective Date”), with each of its named executive officers — Jeff Arnold, Chairman and Chief Executive Officer, Justin Ferrero, President and Chief Financial Officer, and Dawn Whaley, President and Chief Marketing Officer (each, an “Executive” and, collectively, the “Executives”). The Employment Agreements replace previous employment agreements between the Executives and Legacy Sharecare that had been in place prior to the completion of the Business Combination.

Each Employment Agreement has an initial term commencing on the Effective Date and ending on December 31, 2023 (the “Initial Term”), and will thereafter be automatically extended for successive one year terms on each anniversary of the Effective Date following the end of the Initial Term, unless the Company or the Executive gives prior written notice of nonrenewal. Pursuant to their respective Employment Agreements, Mr. Arnold will be entitled to an annual base salary of $700,000 and Mr. Ferrero and Ms. Whaley will each be entitled to an annual base salary of $450,000, in each case, subject to annual review and adjustment. Each Executive will also be eligible to receive a cash performance bonus (“Performance Bonus”) based on the achievement of performance milestones, as determined by the Compensation and Human Capital Committee of the Board of Directors of the Company (the “Committee”) with respect to each year. For fiscal year 2021, each Executive will be eligible to receive a Performance Bonus based on the performance targets previously approved by the Board of Directors of the Company prior to the completion of the Business Combination. Commencing in fiscal year 2022, each Executive will be eligible for Performance Bonus with a target opportunity equal to 100% of Executive’s base salary, and with an over-performance maximum payout amount of 200% of base salary.

If the Executive’s employment is terminated by the Company Group without “cause” (as defined in each Employment Agreement), or the Executive terminates his or her employment for “good reason” (as defined in each Employment Agreement, and which includes the Company Group’s non-renewal of the Employment Agreement), the Executive will be entitled to receive the Accrued Amounts (as defined below), the Pro Rata Bonus (as defined below) and severance payments equal to (i) 12 months (the “Severance Period”) of base salary in effect at the time of the Executive’s termination of employment, plus (ii) 100% of the Performance Bonus based on actual performance for the year of termination. However, in the event that the employment is terminated by the Company without cause, or by Executive terminates his or her employment for good reason within 12 months following a “change in control” (as defined in each Employment Agreement), he or she will instead be entitled to receive the Accrued Amounts, the Pro Rata Bonus and change in control severance payments equal to (i) 18 months (the “CIC Severance Period”) of base salary in effect at the time of the Executive’s termination of employment, plus (ii) 150% of the Performance Bonus calculated at the target bonus opportunity level in effect at the time of the Executive’s termination of employment. In connection with any termination by the Company Group without cause, or if the Executive terminates his or her employment for good reason, the Executive will also be entitled to reimbursement of the monthly premium for continuation coverage under the Consolidated Omnibus Budget Reconciliation Act (“COBRA”) that is in excess of active employee rates for such coverage during the Severance Period or the CIC Severance Period, as applicable, or until the Executive becomes eligible for health benefits through a subsequent employer, if earlier. The payment of severance and the COBRA benefit is subject to the Executive’s execution of a release of claims in favor of the Company Group and the Executive’s continued compliance with the restrictive covenants contained in the Employment Agreement.

Each Employment Agreement provides that, if the applicable Executive’s employment is terminated due to death or “disability” (as defined in each Employment Agreement), he or she (or his or her estate) will be entitled to receive (i) any accrued and unpaid base salary through the date of termination, (ii) any amounts payable to the Executive for previously completed years in respect of the Executive’s Performance Bonus that have not been paid as of the date of termination, (iii) reimbursement for any reimbursable business expenses, (iv) payment for any accrued but unused vacation time and (v) such other benefits as may be provided under the terms of the Company Group’s benefits plans (collectively, the “Accrued Amounts”). In addition, the Executive (or his or her estate) will be entitled to receive an amount equal to the amount payable to the Executive in respect of the Executive’s Performance Bonus for service in the year in which the Executive’s termination occurs, based on actual performance through to the end of the year of termination, and pro-rated for the portion of such year occurring through the date of the Executive’s termination (the “Pro Rata Bonus”). If the Executive’s employment is terminated by the Company Group for cause, or the Executive terminates his or her employment without good reason, the Executive will only be entitled to receive the Accrued Amounts.

Each Employment Agreement also subjects the applicable Executive to certain covenants, including confidentiality obligations and certain non-competition restrictions for a period of 12 months following the Executive’s termination.

The foregoing description of the Employment Agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of each Employment Agreement, copies of which are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.

Award Grants to Named Executive Officers

In connection with execution of each Employment Agreement, the Board of Directors of the Company, following a recommendation from the Committee, approved the following grants to the Executives of options to purchase shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), under the Sharecare, Inc. 2021 Omnibus Incentive Plan (the “Incentive Plan”):

•	8,148,490 stock options to Jeff Arnold;

•	4,074,245 stock options to Justin Ferrero; and

•	4,074,245 stock options to Dawn Whaley.

The Executives are not eligible to receive additional equity awards under the Incentive Plan until the later of the achievement of all stock price performance hurdles (which is up to five years) (as described below) or three years.

The effective date of each grant will be August 13, 2021. The exercise price per share for each stock option will be the greater of $10.00 and the “fair market value” (as defined in the Incentive Plan) of one share of the Common Stock of the Company on the grant date.

In connection with the grant of stock options, the Company is entering into a stock option grant notice (including an option agreement and related attachments) (the “NEO Option Notice”) with each Executive, which sets forth the terms and conditions of the grants. The stock options are also subject to the terms and conditions of the Incentive Plan.

The terms and conditions of the stock options are the same for all three the Executives. Thirty-five percent of the stock options are subject to time- vesting and will vest and become exercisable as to one third of the shares of Common Stock underlying the stock option on each of the first three anniversaries of the grant date. Sixty-five percent of the stock options are subject to performance-vesting.

The performance-vesting stock options will vest and become exercisable in 11 equal tranches, subject to satisfaction of both a stock price performance hurdle and a service requirement.

Each tranche will satisfy its stock price performance hurdle if: (i) the average of the daily closing prices of a share of Common Stock reported on the Nasdaq Global Select Market during any 60 consecutive trading day period concluding on or prior to the fifth anniversary of the grant date; and (ii) the daily closing price during any 40 trading days within such 60 trading day period, meets that tranche’s stock price performance hurdle. The stock price performance hurdle for the first tranche is $15.00 (an increase of 50% over $10.00), and each subsequent tranche requires a further increase in the 10.00 base stock price of 25%, with tranche two requiring a stock price of $17.50 and tranche eleven a stock price of $40.00.

Each tranche will satisfy its time-vesting requirements as follows: (i) each of tranche one through three is eligible to vest on the later of the first anniversary of the grant date and the achievement of its stock price performance hurdle; (ii) each of tranche four through seven is eligible to vest on the later of the second anniversary of the grant date and the achievement of its stock price performance hurdle; and (iii) each of tranche eight through eleven is eligible to vest on the later of the third anniversary of the grant date and the achievement of its stock price performance hurdle. In the event a tranche’s stock price performance hurdles is not satisfied prior to the fifth anniversary of the grant date, that tranche will be forfeited.

In the event of a “covered transaction” (as defined in the Incentive Plan), the stock price performance hurdle will be deemed to have been satisfied based on the fair market value of the cash or property per share of Common Stock that is received in connection with the covered transaction. However, if the stock options are continued, assumed or substituted in connection with covered transaction, they will continue to be subject to the time-vesting requirements. In the event of a covered transaction where the Executives’ stock options are not continued, assumed or substituted, then: (i) the unvested time-vesting options will fully vest and become exercisable immediately prior to the consummation of the covered transaction; and (ii) to the extent the performance-vesting options have met an applicable stock price performance hurdle, including based on the fair market value of the cash or property per share of Common Stock that is received in connection with the covered transaction, such stock options will vest and become immediately exercisable immediately prior to the consummation of the covered transaction, and all other performance-vesting options will immediately be forfeited for no consideration.

All shares of Common Stock underlying any unvested options will generally be forfeited upon termination of the Executives’ employment. Vested stock options generally will be exercisable for 90 days following termination of employment, one year following a termination of employment due to death or disability, or 45 days following a voluntary termination of employment without good reason. However, if an Executive’s options are continued, assumed or substituted in connection with a covered transaction, on a termination of employment by the Company Group without cause, or if the Executive terminates his or her employment for good reason, in each case within the 24 months following the covered transaction, then the Executive’s unvested time-vesting stock options and any remaining tranche of performance-vesting options will vest and become exercisable upon the Executive’s termination of employment.

The foregoing description of the Executives’ stock options does not purport to be complete and is qualified in its entirety by the terms and conditions of each NEO Option Notice, a form of which is attached hereto as Exhibits 10.4, and is incorporated herein by reference, as well as the Incentive Plan that was previously filed with the SEC as Exhibit 10.1 to the Original 8-K.

Form of Award Agreements

In connection with the option grants described above, the Committee also approve (i) a form of restricted stock unit grant notice (including a form of restricted stock unit award agreement and related attachments) (an “RSU Grant Notice”) to be used in connection with grants of restricted stock units in the future and (ii) a form of stock option grant notice (including a form of option award agreement and related attachments) (the “Option Grant Notice”) to be used in connection with grants of stock options in the future. The form of RSU Grant Notice and Option Grant Notice are attached as Exhibit 10.5 and Exhibit 10.6 hereto, respectively, and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The unaudited consolidated financial statements of Legacy Sharecare as of June 30, 2021 and for the six months ended June 30, 2021 and 2020, and the related notes thereto, are attached as Exhibit 99.1 and are incorporated herein by reference. Also included as Exhibit 99.2 and incorporated herein by reference is the Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy Sharecare for the six months ended June 30, 2021 and 2020.

(b)	Pro forma financial information.

Certain pro forma financial information of the Company is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

(d)	Exhibits.

Exhibit Number	Description

10.1+	Employment Agreement, effective as of August 13, 2021, by and among the Company, Legacy Sharecare and Jeffrey T. Arnold.

10.2+	Employment Agreement, effective as of August 13, 2021, by and among the Company, Legacy Sharecare and Justin Ferrero.

10.3+	Employment Agreement, effective as of August 13, 2021, by and among the Company, Legacy Sharecare and Dawn Whaley.

10.4+	Form of Stock Option Grant Notice for Named Executive Officers.

10.5+	Form of Restricted Stock Unit Grant Notice.

10.6+	Form of Stock Option Grant Notice.

99.1	Unaudited consolidated financial statements of Legacy Sharecare as of June 30, 2021 and for the six months ended June 31, 2021 and 2020.

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy Sharecare for the six months ended June 30, 2021 and 2020.

99.3	Unaudited Pro Forma Condensed Combined Financial Information of the Company as of June 30, 2021 and for the six months ended June 30, 2021 and year ended December 31, 2020.

104	Cover Page Interactive Data File (formatted as inline XBRL and included as Exhibit 101).

+	Indicates management compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHARECARE, INC.

Date: August 12, 2021	By:	/s/ Justin Ferrero
Name: Justin Ferrero
Title: Chief Financial Officer